                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549



                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       September 4, 1996
                                                            -----------------

                           BEN FRANKLIN RETAIL STORES, INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)

                                      Delaware
--------------------------------------------------------------------------------
                    (State or Other Jurisdiction of Incorporation)

             0-20079                                   25-1552155
-----------------------------------         ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

                                     708-462-6100
--------------------------------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  OTHER EVENTS.

     On September 4, 1996, the U.S. Bankruptcy Court for the Northern District of Illinois entered an order (the "Order") approving the use by Ben Franklin Retail Stores, Inc. and its subsidiaries Ben Franklin Stores, Inc., Ben Franklin Crafts, Inc., Ben Franklin Realty Corp., Ben Franklin Realty Corp. II, and Ben Franklin Transportation, Inc. (collectively, the "Company") of up to $59 million in cash collateral under Section 361 of the United States Bankruptcy Code, in accordance with the Company's business plan through December 31, 1996. The Order was approved by the Company's secured lenders and will be monitored by such secured lenders in accordance with operating covenants that relate to collection of receivables, sales of non-core assets, total expenditures, inventory purchases, and outstanding debt balances.



                                      SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEN FRANKLIN RETAIL STORES, INC.



Date:    October 11, 1996               By:  /s/Richard T. Krubeck
     ---------------------                 -------------------------------------
                                        Richard T. Krubeck, Sr. Vice President -
                                        General Counsel and Secretary